Exhibit 10.3
SONICS, INC.
2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
     1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Non-Employee Directors and Consultants and to promote the success of the Company’s business.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.
          (b) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.
          (c) “Assumed” means that (i) pursuant to a Corporate Transaction defined in Section 2(k)(i), 2(k)(ii) or 2(k)(iii), the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise or purchase price thereof which preserves the compensation element of the Option existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option or (ii) pursuant to a Corporate Transaction defined in Section 2(k)(iv) or 2(k)(v), the Option is expressly affirmed by the Company.
          (d) “Board” means the Board of Directors of the Company.
          (e) “Code” means the Internal Revenue Code of 1986, as amended.
          (f) “Committee” means any committee composed of Directors of the Board appointed by the Board to administer the Plan.
          (g) “Common Stock” means the common stock of the Company.
          (h) “Company” means Sonics, Inc., a Delaware corporation.
          (i) “Consultant” means any person or entity who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity, including, but not limited to, a Venture Capital Entity that makes available an individual to serve as a Director.
          (j) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an

Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
          (k) “Corporate Transaction” means any of the following transactions:
               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;
               (iii) the complete liquidation or dissolution of the Company;
               (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or
               (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.
          (l) “Director” means a member of the Board or the board of directors of any Related Entity.
          (m) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the

Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.
Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.
          (n) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee or grant of a stock option (or similar right) by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
          (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (p) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
               (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.
          (q) “Grantee” means a Director or Consultant who receives an Option under the Plan.
          (r) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
          (s) “Non-Employee” means any person who is not an Employee of the Company or any Related Entity.
          (t) “Non-Qualified Stock Option” means an Option not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
          (u) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (v) “Option” means an option to purchase Shares pursuant to an Option Agreement granted under the Plan.
          (w) “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Company and the Grantee, including any amendments thereto.
          (x) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (y) “Plan” means this 2003 Non-Employee Director Stock Option Plan.
          (z) “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.
          (aa) “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.
          (bb) “Replaced” means that (i) pursuant to a Corporate Transaction defined in Section 2(k)(i), 2(k)(ii) or 2(k)(iii), the Option is replaced with a comparable stock award or a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Option or (ii) pursuant to a Corporate Transaction defined in Section 2(k)(iv) or 2(k)(v), the Option is replaced with a comparable stock award or a cash incentive program of the Company or Parent thereof which preserves the compensation element of such Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Option. The determination of Option comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.
          (cc) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
          (dd) “Share” means a share of the Common Stock.
          (ee) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
          (ff) “Venture Capital Director” means a Non-Employee Director who has been appointed by a Venture Capital Entity.
          (gg) “Venture Capital Entity” means any of the following entities:
               (i) InveStar Capital;
               (ii) Smart Technology Ventures;
               (iii) Easton Hunt Capital Partners; and
               (iv) TL Ventures.
     3. Stock Subject to the Plan.
          (a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Options is 85,769 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.
          (b) Any Shares covered by an Option (or portion of an Option) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan.
     4. Administration of the Plan.
          (a) Plan Administrator.
               (i) Administration with Respect to Directors. Prior to the Registration Date, with respect to grants of Options to Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. On or after the Registration Date, with respect to grants of Options to Directors, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
               (ii) Administration With Respect to Consultants. With respect to grants of Options to Consultants, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
          (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
               (i) to approve forms of Option Agreements for use under the Plan;
               (ii) to determine the terms and conditions of any Option granted hereunder;
               (iii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Option shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;
               (iv) to amend the terms of any outstanding Option granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Option shall not be made without the Grantee’s written consent;
               (v) to construe and interpret the terms of the Plan and Options, including without limitation, any notice of award or Option Agreement, granted pursuant to the Plan; and
               (vi) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
     5. Eligibility. Non-Qualified Stock Options may be granted to Non-Employee Directors and Consultants, including, without limitation, any Venture Capital Entity which has appointed one or more Venture Capital Directors. A Director who has been granted an Option under the Plan is not eligible to be receive additional Options under the Plan. A Venture Capital Entity shall not be eligible to receive a number of Options that exceeds the number of Board memberships to which it has the authority to appoint a Venture Capital Director.

     6. Terms and Conditions of Options.
          (a) Designation of Option. Each Option shall be designated as a Non-Qualified Stock Option.
          (b) Conditions of Option. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Option.
          (c) Time of Granting Options and Number of Shares subject to the Option. A Non-Qualified Stock Option to purchase one hundred thousand (100,000) shares of Common Stock shall be granted to each eligible Venture Capital Director (or, in the discretion of the Administrator, to the Venture Capital Entity that has appointed the Venture Capital Director), such Option grant to be made (a) to the then-existing Venture Capital Directors upon the adoption of this Plan by the stockholders of the Company and (b) subject to Section 6(d), to other Venture Capital Directors elected or appointed to the Board after the adoption of this Plan upon the date each such Venture Capital Director first becomes a Director of the Company.
          (d) Appointment as a Replacement Director. In the event a Venture Capital Director ceases to serve as a Director:
               (i) if the Option awarded pursuant to Section 6(c) was granted to the Venture Capital Entity, the replacement Director appointed by the Venture Capital Entity shall not be eligible for an Option grant under the Plan; and
               (ii) if the Option awarded pursuant to Section 6(c) was granted to the Venture Capital Director, the replacement Director appointed by the Venture Capital Entity shall be eligible for an Option grant under the Plan pursuant to Section 6(c).
          (e) Vesting of the Option. Except as otherwise determined by the Administrator, each Option grant under the Plan shall vest and become exercisable as to 1/8th of the shares of Common Stock subject to the Option six months after the grant date and an additional 1/48th of the shares of Common Stock subject to the Option shall vest on each monthly anniversary of the grant date thereafter, such that the Option will be fully exercisable four years after its date of grant.
          (f) Early Exercise. The Option Agreement may, but need not, include a provision whereby the Grantee may elect at any time while a Director or Consultant to exercise any part or all of the Option prior to full vesting of the Option. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
          (g) Term of Option. The term of each Option shall be the term stated in the Option Agreement.
          (h) Transferability of Options. Non-Qualified Stock Options shall be transferable (i) by will or by the laws of descent and distribution or (ii) to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate a member of the Grantee’s Immediate Family as a beneficiary of the Grantee’s Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.
     7. Option Exercise Price, Consideration and Taxes.
          (a) Exercise Price. The per Share exercise price for Non-Qualified Stock Options shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:
               (i) cash;
               (ii) check;
               (iii) delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law and would not result in an accounting compensation charge with respect to the use of such promissory note to pay the exercise price unless otherwise determined by the Administrator);
               (iv) if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator; generally an accounting charge will result if the Shares used to pay the exercise price were acquired less than six months before the exercise);
               (v) if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or
               (vi) any combination of the foregoing methods of payment.

          (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise of an Option the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.
     8. Procedure for Exercise; Rights as a Stockholder.
          (a) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.
          (b) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option, notwithstanding the exercise of an Option or other Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement or Section 10 below.
     9. Conditions Upon Issuance of Shares.
          (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, the exercise price of each such outstanding Option as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.
     11. Corporate Transactions.
          (a) Termination of Option to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Options under the Plan shall terminate. However, all such Options shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.
          (b) Acceleration of Option Upon Corporate Transaction.
               (i) Corporate Transaction. Except as provided otherwise in an individual Option Agreement, in the event of a Corporate Transaction and:
                    (A) for the portion of each Option that is Assumed or Replaced, then such Option (if Assumed), the replacement Option (if Replaced), or the cash incentive program (if Replaced) automatically shall become vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for the lesser of (i) 25% of the Shares subject to the Assumed or Replaced portion of such Option or (ii) 1/48 of the Shares subject to the Assumed or Replaced portion of such Option for each full month of Continuous Service of the Grantee from the date of grant of the Option until the Corporate Transaction, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated voluntarily or involuntarily within six (6) months after the Corporate Transaction; and
                    (B) for the portion of each Option that is neither Assumed nor Replaced, such portion of the Option shall automatically become vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for the lesser of (i) 25% of the Shares subject to the portion of such Option that is not Assumed or Replaced or (ii) 1/48 of the Shares subject to the portion of the Option that is not Assumed or Replaced for each full month of Continuous Service of the Grantee from the date of grant of the Option until the Corporate Transaction, immediately prior to the specified effective date of such Corporate Transaction.
     12. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the stockholders of the Company. It shall continue in effect for a term of ten (10)

years unless sooner terminated. Subject to Applicable Laws, Options may be granted under the Plan upon its becoming effective.
     13. Amendment, Suspension or Termination of the Plan.
          (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.
          (b) No Option may be granted during any suspension of the Plan or after termination of the Plan.
          (c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Options already granted to a Grantee.
     14. Reservation of Shares.
          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.
     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.